DELAWARE GROUP® EQUITY FUNDS IV

Delaware Global Real Estate Securities Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated January 28, 2010

On April 8, 2010, a majority of shareholders of Delaware Global Real Estate Securities Fund consented to the addition of Macquarie Capital Investment Management LLC ("MCIM") as a sub-adviser to the Fund.

Consistent with the changes described in the Supplement dated March 3, 2010, MCIM will begin managing the Fund 7 days after the date of this Supplement.

All references to "Delaware Global Real Estate Securities Fund" are hereby replaced with "Delaware Macquarie Global Real Estate Fund."

The following sentence is added to the end of the first paragraph on page 3 of the Fund's Statement of Additional Information.

Macquarie Capital Investment Management LLC ("MCIM") serves as sub-advisor to Delaware Macquarie Global Real Estate Fund.

The following information is added after the second paragraph in the section entitled, "Investment Manager and Other Service Providers - Investment Manager" on page 28 of the Fund's Statement of Additional Information:

Macquarie Capital Investment Management LLC, 125 West 55th Street, Level 10, New York, New York 10019, furnishes investment sub-advisory services to Delaware Macquarie Global Real Estate Fund subject to the supervision and direction of the Trust's Board.

The following information about MCIM's portfolio managers is added after the Manager's disclosure in the section entitled, "Portfolio Managers - Other Accounts Managed":

II. Portfolio Managers - MCIM

The following information was provided by MCIM, the sub-advisor to Delaware Macquarie Global Real Estate Fund.

A. Other Accounts Managed (as of March 31, 2010).
Named Portfolio Manager	# of Accounts	$ Assets	# of Performance Based Fee Accounts	$ Assets of Performance Based Fee Accounts
David Kivell
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$505.0 million	0	$0
Other Accounts	7	$702.0 million	0	$0
Charles Song
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$36.0 million	0	$0
Other Accounts	3	$564.0 million	0	$0

The following information about MCIM's portfolio manager compensation is added to the end of the section entitled, "Portfolio Managers - Other Accounts Managed":

Compensation - MCIM
Compensation consists of fixed remuneration in the form of a base salary and variable (at risk) performance pay in the form of an annual profit share allocation. All employees at Macquarie are eligible for standard health and welfare benefits and a partial match to a 401K plan. Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1 of that year.

Aggregate staff profit share is linked to Macquarie's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained amounts from 2009 onwards are invested in the Macquarie Employee Retained Equity Plan ("MEREP"). The use of equity for employee remuneration strengthens the alignment between the interests of staff and shareholders and Macquarie's ability to attract and retain high quality staff.

The following information about MCIM's portfolio managers' ownership of securities is added to the end of the section entitled, "Portfolio Managers - Other Accounts Managed":

Ownership of Securities - MCIM
As of March 31, 2010, neither David Kivell nor Charles Song owned shares of Delaware Macquarie Global Real Estate Fund.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from any Fund, or any particular rate of return.

This Supplement is dated April 8, 2010.